Exhibit 99.2

OTREXUP®

Product Line of Antares Pharma, Inc.

Special Purpose Financial Statements

For the Nine Months Ended September 30, 2021 and 2020

(Unaudited)

OTREXUP®

Product Line of Antares Pharma, Inc.

Special Purpose Financial Statements

For the Nine Months Ended September 30, 2021 and 2020

(Unaudited)

TABLE OF CONTENTS

Special Purpose Financial Statements	2

Special Purpose Financial Statements of Assets Acquired as of September 30, 2021 and December 21, 2020 (unaudited)	3

Special Purpose Financial Statements of Revenues and Direct Expenses for the nine months ended September 30, 2021 and 2020 (unaudited)	4

Notes to the Special Purpose Financial Statements (unaudited)	5

OTREXUP®

PRODUCT LINE OF ANTARES PHARMA, INC.

SPECIAL PURPOSE FINANCIAL STATEMENTS OF ASSETS ACQUIRED (UNAUDITED)

(in thousands)

	September 30, 2021	December 31, 2020
Assets Acquired
Inventory	$4,116	$4,598
Prepaid assets	—	1,262
Identified intangible assets, net (patents)	91	121
Total Assets Acquired	$4,207	$5,981

The accompanying Notes are integral to the Special Purpose Financial Statements.

OTREXUP®

PRODUCT LINE OF ANTARES PHARMA, INC.

SPECIAL PURPOSE FINANCIAL STATEMENTS OF REVENUES AND DIRECT EXPENSES (UNAUDITED)

(in thousands)

	Nine Months Ended September 30,
	2021	2020
Net product revenue	$11,061	$11,697
Cost of product sales	2,994	3,156
Research and development	21	28
Selling, general and administrative	5,334	6,220
Total direct expenses	8,349	9,404
Net product revenue net of direct expenses	$2,712	$2,293

The accompanying Notes are integral to the Special Purpose Financial Statements.

OTREXUP®

PRODUCT LINE OF ANTARES PHARMA, INC.

NOTES TO SPECIAL PURPOSE FINANCIAL STATEMENTS (UNAUDITED)

(in thousands)

Note 1.	Background

Antares Pharma, Inc. (the “Company” or “Antares”) is a specialty pharmaceutical company focused primarily on the development and commercialization of pharmaceutical products and technologies in targeted therapeutic areas. The Company develops, manufactures and commercializes, for itself or with partners, novel therapeutic products using its advanced drug delivery systems that are designed to provide commercial or functional advantages, such as improved safety and efficacy, convenience, improved tolerability, and enhanced patient comfort and adherence.

The Company markets and sells its proprietary product OTREXUP® (methotrexate) injection (the “Product Line”) in the United States, which is a subcutaneous methotrexate injection for once weekly self-administration with an easy-to-use, single dose, disposable auto injector, indicated for adults with severe active rheumatoid arthritis, children with active polyarticular juvenile idiopathic arthritis and adults with severe recalcitrant psoriasis.

On December 15 , 2021, Antares entered into an asset purchase agreement (the “Agreement”) with Otter Pharmaceuticals, LLC (“Otter”), a subsidiary of Assertio Holdings, Inc. (“Assertio”), and Assertio, as guarantor to Otter’s obligations, to sell certain worldwide assets used in the operation of the OTREXUP® Product Line to Otter for a total purchase price of $44,021, of which $18,000 was paid at closing, with an additional $16,021 due on May 31, 2022 and a final payment of $10,000 to be paid on December 15, 2022. The Agreement includes the transfer of OTREXUP® patents, trademark and intellectual property, product finished goods and sample inventory, and certain other contracts associated with the OTREXUP® Product Line. Antares will continue to manufacture and supply OTREXUP® to Otter under a commercial supply agreement.

Note 2.	Basis of Presentation

The accompanying Special Purpose Financial Statements of assets acquired as of September 30, 2021 and December 31, 2020, and of revenues and direct expenses for the nine months ended September 30, 2021 and 2020 of the OTREXUP® Product Line of Antares Pharma, Inc. (the “Financial Statements”) represent an incomplete presentation of OTREXUP® assets, liabilities, revenues and expenses and are therefore not intended to represent the financial condition, results of operations or cash flows of the OTREXUP® Product Line. These Financial Statements are based upon the Agreement and relief under SEC Rule 3-05, Significant Acquisition Carveout Financial Statement Reporting Requirements, as amended, as the acquisition by Assertio meets the criteria established by the Securities and Exchange Commission to provide abbreviated financial statements in lieu of full financial statements of the acquired business.

The statements of assets acquired only present the assets acquired in accordance with the Agreement. There were no liabilities assumed in accordance with the Agreement. The statements of revenues and direct expenses present only those revenues and expenses related to the certain assets to be acquired. The Financial Statements were derived from the historical accounting records of Antares and were prepared in accordance with the basis of accounting described in these Notes, which is in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”).

It is impracticable to prepare complete financial statements related to the OTREXUP® Product Line as Antares never accounted for the OTREXUP® Product Line on a stand-alone basis or as a separate division or subsidiary, nor has the Company maintained the distinct and separate books and records necessary to prepare full stand-alone or carve-out financial statements and it would be impracticable to do so.

OTREXUP®

PRODUCT LINE OF ANTARES PHARMA, INC.

NOTES TO SPECIAL PURPOSE FINANCIAL STATEMENTS (UNAUDITED)

(in thousands)

The operations of the OTREXUP® Product Line rely, to varying degrees, on Antares for manufacturing and distribution, quality assurance, marketing and sales activities, sales order processing, billing, collection, procurement, customer service, facilities, insurance and information technology, and such expenses have been allocated to the OTREXUP® Product Line in these Financial Statements. These Financial Statements may not be indicative of the financial condition or results of operations of the OTREXUP® Product Line on a stand-alone basis, because of the reliance on Antares.

The statements of revenues and direct expenses do not include corporate overhead, such as accounting, human resources, regulatory, treasury and legal support, or a provision for income taxes as the OTREXUP® Product Line never functioned on a stand-alone basis. Accordingly, no allocation of these support fees or income taxes has been made to the OTREXUP® Product Line.

During the nine months ended September 30, 2021 and 2020, the OTREXUP® Product Line did not have any stand-alone financing requirements, and any cash generated was collected at the consolidated level by Antares. As the OTREXUP® Product Line has historically been managed as part of the operations of Antares and has not been operated on a stand-alone basis, it is not practical to prepare historical cash flow information regarding the OTREXUP® Product Line’s operating, investing, and financing cash flows. As such, a statement of cash flows was not prepared.

Note 3.	Certain Expenses and Allocations

Cost of product sales primarily includes all costs incurred to manufacture and distribute OTREXUP®. Research and development costs include professional fees to maintain regulatory approval. All costs associated with research and development activities are expensed as incurred. Selling, general and administrative costs include certain sales and marketing costs, FDA fees, samples, costs of outside services, patent amortization, and various other costs, along with allocated expenses primarily related to cost of labor. Costs associated with selling and general and administrative are expensed in the period incurred. Certain costs and expenses have been allocated by Antares on a specific identification basis or, when specific identification is not practicable, a proportional cost allocation method. Management considers that such allocations have been made on a reasonable basis but may not necessarily be indicative of the costs that would have been incurred if the OTREXUP® Product Line had been operated on a stand-alone basis for the periods presented.

Note 4.	Summary of Significant Accounting Policies

Use of Estimates

The preparation of these Special Purpose Financial Statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the amounts reported. The estimates and associated assumptions are based on historical experience, judgments and various other factors that are believed to be reasonable under the circumstances but are inherently uncertain. The estimation process required to prepare the Special Purpose Financial Statements, includes but is not limited to, allocation of certain costs and expenses from Antares, accounting for deductions from revenue (e.g., rebates, sales discounts, and allowances), determination of useful lives for intangible assets and the assessment of expected cash flow used in evaluating long-lived assets for impairment. Actual results may or may not differ from these estimates. Also, as discussed in Note 3, these Financial Statements include allocations and estimates that are not necessarily indicative of the amounts that would have resulted if the OTREXUP® Product Line had been operated on a stand-alone basis.

OTREXUP®

PRODUCT LINE OF ANTARES PHARMA, INC.

NOTES TO SPECIAL PURPOSE FINANCIAL STATEMENTS (UNAUDITED)

(in thousands)

Prepaid Assets

Prepaid assets are comprised of the prepaid portion of the U.S. Food and Drug Administration’s Prescription Drug User Fee Act (“PDUFA”) fees for the OTREXUP® Product Line. PDUFA fees are paid annually and amortized straight-line over the corresponding period.

Intangible Assets

Intangible assets include the costs of acquired product licenses and trademark rights and certain external legal costs associated with obtaining or defending patents. Intangible assets are amortized using the straight-line method over their estimated period of useful life with amortization expense recorded as selling, general and administrative expense in the Special Purpose Financial Statements of Revenue and Direct Expenses. Amortization periods for product licenses and trademark rights are based on the Company’s assessment of various factors impacting estimated useful lives and cash flows. Such factors include the product’s position in its life cycle, the existence or absence of like products in the market, various other competitive and regulatory issues, and contractual terms. Significant changes to any of these factors may result in a reduction in the intangible’s useful life and an acceleration of related amortization expense.

The Company reviews its long-lived assets for impairment whenever events or changes in circumstances such as asset utilization, legal factors or other matters indicate that the carrying value of those assets may not be recoverable. The impairment testing involves comparing the carrying amount of the asset to the forecasted undiscounted future cash flows. In the event the carrying value of the asset exceeds the undiscounted future cash flows, the carrying value is considered not recoverable and an impairment exists. An impairment loss is measured as the excess of the asset’s carrying value over its fair value, calculated using discounted future cash flows.

OTREXUP®

PRODUCT LINE OF ANTARES PHARMA, INC.

NOTES TO SPECIAL PURPOSE FINANCIAL STATEMENTS (UNAUDITED)

(in thousands)

Revenue Recognition

Revenue is recognized when the Company transfers control of the promised goods or services to the customer at the transaction price, which is the amount that reflects the consideration to which it expects to be entitled to in exchange for those goods or services

At inception of each contract, the Company identifies the goods and services that have been promised to the customer and each of those that represent a distinct performance obligation, determines the transaction price including any variable consideration, allocates the transaction price to the distinct performance obligations and determines whether control transfers to the customer at a point in time or over time. Variable consideration is included in the transaction price to the extent that it is probable that a significant reversal in the amount of cumulative revenue recognized will not occur when the uncertainty associated with the variable consideration is subsequently resolved. The Company reassess its reserves for variable consideration at each reporting date and makes adjustments, if necessary, which may affect revenue and earnings in periods in which any such changes become known.

The Company has elected to recognize the cost for freight and shipping activities as a fulfillment cost. Amounts billed to customers for shipping and handling are included as part of the transaction price and recognized as revenue when control of underlying goods are transferred to the customer. The related shipping and freight charges incurred by the Company are included in cost of product sales.

The Company sells OTREXUP® primarily to wholesale and specialty distributors. Revenue is recognized when control has transferred to the customer, which is typically upon delivery, at the net selling price, which reflects the variable consideration for which reserves and sales allowances are established for estimated returns, wholesale distribution fees, prompt payment discounts, government rebates and chargebacks, plan rebate arrangements and patient discount and support programs described below.

The determination of certain of these sales allowances requires management to make a number of judgements and estimates to reflect the Company's best estimate of the transaction price and the amount of consideration to which it believes it will be ultimately entitled to receive. The expected value is determined based on unit sales data, contractual terms with customers and third-party payers, historical and expected utilization rates, any new or anticipated changes in programs or regulations that would impact the amount of the actual rebates, customer purchasing patterns, product expiration dates and levels of inventory in the distribution channel.

Sales Allowances

Wholesaler Distribution Fees. Distribution fees are paid to certain wholesalers based on contractually determined rates and units purchased. Since the fee paid to the customer is not for a distinct good or service, the consideration is recognized as a reduction of the transaction price of the goods delivered. The Company accrues the estimated fee due at the time of sale based on the contracted price and adjusts the accrual at each reporting period, if necessary, to reflect actual experience.

Prompt Pay Discounts. The Company offers cash discounts to its customers, generally 2% of the sales price, as an incentive for prompt payment. Based on historical experience, customers take advantage of this discount and accordingly the Company accrues 100% of the cash discounts offered by recognizing the discount as a reduction of revenue in the same period the related sales are made.

OTREXUP®

PRODUCT LINE OF ANTARES PHARMA, INC.

NOTES TO SPECIAL PURPOSE FINANCIAL STATEMENTS (UNAUDITED)

(in thousands)

Chargebacks. The Company provides discounts primarily to authorized users of the Federal Supply Schedule (“FSS”) of the General Services Administration under an FSS contract negotiated by the Department of Veterans Affairs and various organizations under Medicaid contracts and regulations. These entities purchase products from the wholesale distributors at a discounted price, and the wholesale distributors then charge back to the Company the difference between the current wholesale acquisition cost and the price the entity paid for the product. The Company will estimate and accrue chargebacks based on estimated wholesaler inventory levels, current contract prices and historical chargeback activity. Chargebacks are recognized as a reduction of revenue in the same period the related revenue is recognized.

Rebates. The Company participates in certain government and insurance plan rebate programs, which provide discounted prescriptions to qualified insured patients. Under these rebate programs, the Company pays a rebate to the third-party administrators of the programs. The rebate payments are generally made in periods subsequent to the quarter in which prescriptions subject to the rebate are filled, generally on a two-to-three-month lag for insurance plan rebates and three-to-six-month lag for government plan rebates. The Company estimates and accrues for these rebates based on current contract prices, historical and estimated future percentage of rebates incurred on sales, historical and future insurance plan billings, and any new or anticipated changes in programs or regulations that would impact the amount of the actual rebates to be paid. Rebates are recognized as a reduction of revenue in the same period the related revenue is recognized.

Patient Discount Programs. The Company also offers discount cards, co-pay coupons and free trial programs to off-set the cost of prescriptions to patients. The Company estimates the total amount that will be redeemed or utilized based on historical redemption experience and on levels of inventory in the distribution and retail channels and recognizes the discount as a reduction of revenue in the same period the related revenue is recognized.

Product Returns. Consistent with industry practice, the Company generally offers wholesalers and specialty distributors a limited right to return products, generally within six months prior to and 12 months following the product’s expiration date. OTREXUP® generally has expiration dates ranging from 24 to 33 months. Product returns are estimated and recorded at the time of sale based on historical return patterns. Actual returns are tracked by individual production lots and charged against reserves. Returns reserves may be adjusted, if necessary, if actual returns differ from historical estimates. Management also monitors and takes into consideration the amount of estimated product inventory in the distribution channel, product dating and any known or expected changes in the marketplace when establishing the estimated rate of returns.

The following table provides a breakdown of gross to net product revenue:

	Nine Months Ended September 30,
	2021	2020
Gross product revenue	$22,687	$24,472
Sales discounts and allowances	(11,626)	(12,775)
Net product revenue	$11,061	$11,697

OTREXUP®

PRODUCT LINE OF ANTARES PHARMA, INC.

NOTES TO SPECIAL PURPOSE FINANCIAL STATEMENTS (UNAUDITED)

(in thousands)

Research and Development, Selling, General and Administrative Expenses

Research and development costs include professional fees to maintain regulatory approval. All costs associated with research and development activities are expensed as incurred. Selling, general and administrative costs include certain sales and marketing costs, FDA fees, samples, costs of outside services, patent amortization, and various other costs, along with allocated expenses primarily related to cost of labor. Costs associated with selling and general and administrative are expensed in the year incurred.

Refer to Note 3 for a description of other costs and expenses and related accounting policies.

Note 5.	Inventories

Inventories are stated at the lower of cost or net realizable value, with cost determined under the first-in, first-out basis. Certain components of OTREXUP® are provided by a limited number of suppliers, and production, assembly, warehousing and distribution operations are outsourced to third parties where all of our inventory is located. Disruption of supply from key vendors or third-party suppliers may have a material adverse impact on operations and financial results.

Inventories consisted of the following:

	September 30, 2021	December 31, 2020
Work in process	$876	$917
Finished goods	3,240	3,681
Total inventories, net	$4,116	$4,598

Inventories generally have a limited shelf life and are subject to impairment as they approach their expiration dates. The Company regularly evaluates the carrying value of its inventories and when, in the opinion of management, factors indicate that impairment has occurred, the Company establishes a reserve against the inventories’ carrying value. The Company’s determination that a valuation reserve might be required, in addition to the quantification of such reserve, requires it to utilize significant judgment. Although the Company makes every effort to ensure the accuracy of forecasts of future product demand, any significant unanticipated decreases in demand could have a material impact on the carrying value of inventories and reported operating results.

A reserve is recorded for potentially excess, dated or obsolete inventories based on an analysis of inventory on hand compared to forecasted future sales, which was $1,024 and $588 as of September 30, 2021 and December 31, 2020, respectively.

OTREXUP®

PRODUCT LINE OF ANTARES PHARMA, INC.

NOTES TO SPECIAL PURPOSE FINANCIAL STATEMENTS (UNAUDITED)

(in thousands)

Note 6.	Identified Intangible Assets

Intangible assets consisted of the following:

	September 30, 2021	December 31, 2020
Patents	$2,187	$2,187
Total identified intangible assets	2,187	2,187
Accumulated amortization	(2,096)	(2,066)
Total identified intangible assets, net	$91	$121

Note 7.	Subsequent Events

Antares has evaluated transactions that occurred as of December 16, 2021, the date these Special Purpose Financial Statements were available to be issued, for purposes of disclosures of unrecognized subsequent events.